UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 14, 2016

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

ILLINOIS POWER GENERATING COMPANY

(Exact name of registrant as specified in its charter)

Illinois	333-56594	37-1395568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrants’ telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On October 14, 2016, Dynegy Inc. (“Dynegy”) and its indirect, wholly-owned subsidiaries, Illinois Power Generating Company (“Genco”), Illinois Power Marketing Company, Dynegy Administrative Services Company, Dynegy Operating Company, IPH, LLC, Illinois Power Resources Generating, LLC and Electric Energy, Inc. entered into a restructuring support agreement (the “Support Agreement”) with certain holders (the “Consenting Noteholders” and, together with Dynegy and Genco, the “Support Agreement Parties”) of Genco’s 7.00% Senior Notes, Series H, due 2018, 6.30% Senior Notes, Series I, due 2020, and 7.95% Senior Notes, Series F, due 2032 (collectively, the “Genco Notes”). Pursuant to the Support Agreement, the Support Agreement Parties have reached agreement and wish to implement a restructuring of the Genco Notes (the “Restructuring”) through either (a) out-of-court exchange offers (the “Exchange Offers”) of the Genco Notes or (b) a pre-packaged chapter 11 plan of reorganization for Genco (the “Plan”) consummated through a voluntary reorganization case (the “Chapter 11 Case”) pursuant to chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) to be filed with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). The consideration to be issued in the Restructuring shall consist of up to (i) $210.0 million aggregate principal amount of 7-year Senior Notes issued by Dynegy, (ii) $130 million in cash consideration (subject to certain deductions) and (iii) 10 million warrants for shares of Dynegy common stock. In addition, the Support Agreement provides that Consenting Noteholders who enter into the Support Agreement on or before October 21, 2016 (“Early Consenting Noteholders”) will be paid, upon consummation of the Restructuring, their pro rata share of $9.0 million in cash, with such pro rata share determined as the proportion that the amount of Genco Notes held by such Early Consenting Noteholder upon consummation of the Restructuring bears to the aggregate amount of all Genco Notes held by the Early Consenting Noteholders and Qualified Permitted Transferees (as defined in the Support Agreement) as of consummation of the Restructuring, subject to certain qualifications described in the Support Agreement.

If holders of 97% or more of the aggregate principal amount of Genco Notes participate in the Exchange Offers and the other conditions thereto are satisfied, Dynegy intends to consummate the Restructuring through the Exchange Offers. If holders of less than 97% of the aggregate principal amount of Genco Notes, but a majority in number of the holders who have voted on the Plan and who hold at least 66.7% in the aggregate amount of Genco Notes held by holders voting on the Plan have voted to accept the Plan, subject to satisfaction of the conditions in the Support Agreement, Dynegy intends to consummate the Restructuring through the Plan.

Pursuant to the Support Agreement, the Consenting Noteholders agree, subject to the terms and conditions contained in the Support Agreement, among other things, to (1) support and take all actions reasonably necessary to complete the Restructuring, including by tendering (and not withdrawing) their Genco Notes in the Exchange Offers, consenting in the Consent Solicitations (as defined in the Support Agreement) and voting in favor of the Plan; (2) not support any plan or transaction that is inconsistent with, or would impede, the Restructuring; and (3) not direct the trustee under the indentures governing the Genco Notes to take any action inconsistent with the Consenting Noteholders’ obligations under the Support Agreement. Dynegy and/or Genco agree under the Support Agreement, among other things, to (1) support and take all actions reasonably necessary to complete the Restructuring; (2) if all conditions to consummation of the Exchange Offers have been satisfied or waived, consummate the Exchange Offers no later than December 20, 2016; (3) if certain conditions are not met, subject to approval of Genco’s board of directors, commence the Chapter 11 Case; (4) use commercially reasonable efforts to obtain all required regulatory and/or third-party approvals for the Restructuring; and (5) not support any plan or transaction that is inconsistent with, or would impede, the Restructuring.

The Support Agreement may be terminated by the Consenting Noteholders, Genco or Dynegy upon the occurrence of certain events enumerated in the Support Agreement. There can be no assurance that the transactions contemplated by the Support Agreement will be consummated.

This summary of the Support Agreement is qualified in its entirety by the full text of the Support Agreement (including the Term Sheet attached as an annex thereto), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure.

On October 14, 2016, Dynegy issued a press release announcing entry into the Support Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  All statements, other than statements of historical facts, are forward-looking statements.  Readers are cautioned not to place undue reliance on forward-looking statements.  Although Dynegy and Genco believe that in making any such forward-looking statement their expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under “Risk Factors” and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by Dynegy and Genco.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Dynegy and Genco undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.  New factors emerge from time to time, and it is not possible for Dynegy and Genco to predict all of them; nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.  As such, you should not unduly rely on such forward-looking statements.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Document

10.1	Restructuring Support Agreement dated October 14, 2016

99.1	Press release dated October 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2016	DYNEGY INC.
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

Dated: October 14, 2016	ILLINOIS POWER GENERATING COMPANY
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1	Restructuring Support Agreement dated October 14, 2016

99.1	Press release dated October 14, 2016